                                                                    EXHIBIT 99.1

FALCONSTOR
SOFTWARE

Contact:  Joanne Ferrara, Investor Relations
          631-773-5813
          joanne.ferrara@falconstor.com

               FALCONSTOR SOFTWARE ANNOUNCES Q1 QUARTERLY RESULTS
                      REVENUES INCREASE 77% FROM PRIOR YEAR

MELVILLE, N.Y., April 26, 2007--FalconStor Software, Inc. (NASDAQ: FALC), the
leading developer of data protection solutions, today announced financial results for its first quarter ended March 31, 2007.

Revenues for the first quarter of 2007 increased 77% to $16.3 million, compared with $9.2 million for the same period a year ago. Net loss for the quarter was
$0.6 million or $0.01 per share, which includes $2.2 million in expenses related to stock-based compensation, compared with a net loss of $3.6 million or $0.08 per share in Q1 2006, which included $2.3 million in expenses related to stock-based compensation. Pro forma net income, which excludes stock-based compensation expense, was $1.6 million or $0.03 per share in the first quarter
2007, compared with a pro forma net loss of $1.4 million or $0.03 per share for the first quarter of 2006.

The Company closed the quarter with $52.3 million in cash, cash equivalents and marketable securities, which is an increase of $11.3 million compared with the previous quarter. Deferred revenue at March 31, 2007, increased to $17.8 million, or by 17%, compared with the previous quarter, and by 76% compared with the same period a year ago.

"We are pleased with the impressive year-over-year growth rate of our sales by product, channel and geography. The consistent top-line and bottom-line expansion is a direct result of our operating efficiency and discipline," said
Reijane Huai, Chairman and CEO of FalconStor. "We are confident that our continuing investment in R&D, sales, marketing and technical services will enable us to sustain our technological leadership and our business momentum, and should yield the best ROI for our shareholders and our business partners."

The company will host a conference call on Thursday, April 26th at 4:30 p.m.
EDT, to discuss the results. To participate in the conference call, please dial:

Toll Free: 1 800-218-0530
International: 1 303-205-0033
To view the presentation, please copy and paste the following link into your browser and register for this meeting. Once you have registered for the meeting, you will receive an email message confirming your registration.

https://falconstor.webex.com/falconstor/j.php?ed=98139162&rg=1

Meeting: FalconStor Q1 2007 Earnings
Meeting password: q1numbers
Meeting Number: 480 006 739

A conference call replay is scheduled to be available beginning 4/26 at 6:30 PM
EDT through 11:59 PM EDT on 5/1. To listen to the replay of the call, dial toll free: 1 800-405-2236 or International: 1 303-590-3000, passcode: 11088513#, or visit our website at www.falconstor.com/investors.asp

NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures used in this press release are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The Company's management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the
Company's operating performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures (which should be viewed as a supplement to, and not a substitute for, their comparable GAAP measures) in this press release because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. For a reconciliation of our GAAP and non-GAAP financial results, please refer to our ProForma Condensed Consolidated
Statements of Operations, presented in this release.

ABOUT FALCONSTOR
FalconStor Software, Inc. (NASDAQ: FALC) is the premier developer of adaptive data protection solutions that optimize data center efficiency and business continuity for all IT infrastructures. The company's innovative storage virtualization, continuous data protection (CDP), disaster recovery, and virtual tape library (VTL) solutions integrate seamlessly to ensure rapid data recovery and simplified storage management. Available from major OEMs, system integrators, and resellers, FalconStor products -- including award-winning
IPStor(R), VirtualTape Library, and DiskSafe(TM) software -- are deployed worldwide by governments, educational institutions, and Fortune 1000 enterprises across industries including aerospace, energy production, financial services, healthcare, law, manufacturing, and telecommunications.

FalconStor is headquartered in Melville, New York, with offices throughout
Europe and the Asia Pacific region. FalconStor is an active member of the
Storage Networking Industry Association (SNIA). For more information, visit
www.falconstor.com or call 1-866-NOW-FALC (866-669-3252).

                                     ###

This press release includes forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include: delays in product development; market acceptance of FalconStor's products and services;
technological change in the storage and networking industries; competition in the network storage software market; the potential failure of FalconStor's OEM partners to introduce or to market products incorporating FalconStor's products;
intellectual property issues; and other risk factors discussed in FalconStor's reports on Forms 10-K, 10-Q and other reports filed with the Securities and
Exchange Commission.

                              FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                       March 31,        December 31,
                                                                         2007              2006
                                                                      -----------       -----------
                                                                      (unaudited)
ASSETS
Current assets:
  Cash and cash equivalents ...................................       $20,613,005       $15,605,329
  Marketable securities .......................................        31,672,638        25,354,259
  Accounts receivable, net ....................................        19,568,956        24,134,257
  Prepaid expenses and other current assets ...................         1,435,385         1,244,937
                                                                      -----------       -----------

      Total current assets ....................................        73,289,984        66,338,782
                                                                      -----------       -----------

Property and equipment, net ...................................         6,197,554         5,960,317
Goodwill ......................................................         3,512,796         3,512,796
Other intangible assets, net ..................................           404,587           407,316
Other assets ..................................................         1,936,471         2,011,433
                                                                      -----------       -----------

      Total assets ............................................       $85,341,392       $78,230,644
                                                                      ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable ............................................       $ 1,404,441       $ 1,432,510
  Accrued expenses ............................................         5,258,556         6,505,536
  Deferred revenue ............................................        13,715,851        11,466,552
                                                                      -----------       -----------

      Total current liabilities ...............................        20,378,848        19,404,598

Other long-term liabilities ...................................           137,317           137,317
Deferred revenue ..............................................         4,035,984         3,645,482
                                                                      -----------       -----------

      Total liabilities .......................................        24,552,149        23,187,397
                                                                      -----------       -----------

Commitments

      Total stockholders' equity ..............................        60,789,243        55,043,247
                                                                      -----------       -----------

      Total liabilities and stockholders' equity ..............       $85,341,392       $78,230,644
                                                                      ===========       ===========

                                     FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                  CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                     Three Months Ended
                                                                                            March 31,
                                                                           --------------------------------------
                                                                               2007                     2006
                                                                           (unaudited)               (unaudited)
                                                                           ------------              ------------
Revenues:
Software license revenue ........................................          $ 10,437,505              $  5,676,689
Maintenance revenue .............................................             4,333,539                 2,591,003
Software services and other revenue .............................             1,569,634                   940,628
                                                                           ------------              ------------
                                                                             16,340,678                 9,208,320
                                                                           ------------              ------------

Operating expenses:
Amortization of purchased and capitalized software ..............                25,536                   151,722
Cost of software services and other revenue .....................             2,744,288                 1,984,597
Software development costs ......................................             5,516,185                 4,607,103
Selling and marketing ...........................................             6,968,751                 4,904,005
General and administrative ......................................             1,937,780                 1,321,294
                                                                           ------------              ------------
                                                                             17,192,540                12,968,721
                                                                           ------------              ------------
           Operating loss .......................................              (851,862)               (3,760,401)
                                                                           ------------              ------------

Interest and other income .......................................               499,371                   286,651
                                                                           ------------              ------------

Loss before income taxes ........................................              (352,491)               (3,473,750)
                                                                           ------------              ------------

Provision for income taxes ......................................               202,084                   163,136
                                                                           ------------              ------------

Net loss ........................................................          $   (554,575)             $ (3,636,886)
                                                                           ============              ============

Basic and diluted net loss per share ............................          $      (0.01)             $      (0.08)
                                                                           ============              ============

Weighted average basic and diluted shares
outstanding .....................................................            48,594,410                48,006,309
                                                                           ============              ============

                                         FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                 PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                             THREE MONTHS ENDED MARCH 31, 2007
                                                        (UNAUDITED)
                                                    GAAP RECONCILIATION

                                                                           Three Months Ended           Three Months Ended
                                                                              March 31, 2007              March 31, 2006
                                                                                (unaudited)                 (unaudited)

Net loss  (GAAP) ....................................................        $     (554,575)             $   (3,636,886)
Adjustment  (1) .....................................................             2,190,085                   2,264,520
                                                                             --------------              --------------
Adjusted net  income  (2) ...........................................             1,635,510                  (1,372,366)
                                                                             ==============              ==============

Basic EPS (GAAP) ....................................................        $        (0.01)          $           (0.08)
Adjustment ..........................................................                  0.05                        0.05
                                                                             --------------              --------------
Adjusted Basic EPS ..................................................                  0.03                       (0.03)
                                                                             ==============              ==============

Diluted EPS (GAAP) ..................................................        $        (0.01)          $           (0.08)
Adjustment ..........................................................                  0.04                        0.05
                                                                             --------------              --------------
Adjusted Diluted EPS ................................................                  0.03                       (0.03)
                                                                             ==============              ==============

Weighted average basic shares outstanding (GAAP
and as adjusted) ....................................................            48,594,410                  48,006,309
                                                                             ==============              ==============
Weighted average diluted shares outstanding
(as adjusted) .......................................................            51,732,042                  48,006,309
                                                                             ==============              ==============

     (1)  Represents the stock-based compensation expense associated with FAS 123R.
     (2)  Pro forma amounts exclude stock-based compensation expenses recognized for GAAP purposes under FAS 123R. As discussed earlier in this release, these supplemental non-GAAP financial measures should not be used as a substitute for their comparable GAAP measures. The adjusted amounts exclude tax related effects of FAS 123R expenses, as these effects are not deemed to be material.